FORM OF COMMON STOCK CERTIFICATE





                                   EXHIBIT 4.1



     Number                                                 Shares
/---------/                                               /--------/

                                  Innocap, INC.
                   AUTHORIZED COMMON STOCK: 24,000,000 SHARES
                                PAR VALUE: $.001




THIS CERTIFIES THAT

         ---------------------------------------------

IS THE RECORD HOLDER OF


         Shares of Innocap, Inc. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


--------------------------                         -----------------------------
         Secretary                                            President


                                  INNOCAP, INC.
                                    CORPORATE
                                      SEAL
                                     NEVADA






NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



                  TEN COM - as tenants in common     unif gift min act-
                                                  ......Custodian.........
                  TEN ENT - as tenants by the entireties (Cust (Minor) JF TEN - as joint tenants with right under Uniform Gifts to
                           of survivorship and not as     Minors Act ...........
                              tenants in common                          (State)

         Additional abbreviations may also be used though not in the above list

                  For Value Received, ____________ hereby sell, assign and transfer unto (Please insert Social Security or Other Identifying Number of Assignee)



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    (Please print or typewrite name and address, including zip code of Assignee)

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         _____________________________________________________________Shares of
         the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


         ____________________________________________________________Attorney to
         transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

         Dated _______________________


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NOTICE:  The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever